                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 10, 1996

                                KELLOGG COMPANY
             (Exact name of registrant as specified in its charter)

                           Commission File No: 1-4171

State of Incorporation: Delaware      IRS Employee Identification No: 38-0710690

                               One Kellogg Square
                          Battle Creek, MI 49016-3599
           (Address of primary executive offices, including zip code)

       Registrant's telephone number, including area code:  616/961-2000

Item 5:    Other Events

The Company issued a press release today announcing price reductions averaging 19 percent on brands comprising about two-thirds of Kellogg's U.S. cereal business, in the form attached as Exhibit 99.01. The earnings per share projections contained therein are forward-looking statements which involve risks and uncertainties. Actual results may differ materially due to the impact of the price reduction on volumes and on promotions, competitive response, as well as general economic and market conditions, actual worldwide volumes and product mix, the levels of worldwide spending on advertising and promotion, and other general and administrative costs, raw material price and labor cost fluctuations, and the level of stock repurchases.

Item 7:  Financial Statements and Exhibits:

         (c) Exhibits

                                                                   Paper (P) or
             Exhibit No.    Exhibit                               Electronic (E)

             99.01          Press Release dated June 10, 1996           E

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KELLOGG COMPANY

                                     By:/s/ John R. Hinton
                                        -------------------------------------
                                        John R. Hinton
                                        (Principal Financial Officer)
                                        Senior Vice President - Administration
                                        Chief Financial Officer

                                     By:/s/ Alan Taylor
                                        -------------------------------------
                                        Alan Taylor
                                        (Principal Accounting Officer)
                                        Vice President and Corporate Controller

Date:  June 10, 1996